UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):         September 3, 2004

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50884	94-3120386

(Commission File Number)	(IRS Employer Identification No.)

4041 Forest Park Avenue, St. Louis, Missouri	63108

(Address of Principal Executive Offices)	(Zip Code)

(314) 615-6940

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

        On September 3, 2004, Stereotaxis, Inc. issued a press release announcing that the underwriters had exercised their option to purchase additional shares of the company’s common stock granted in connection with an offering registered by the company with the SEC under a registration statement on Form S-1. A copy of that press release is included as Exhibit 99.1 to this report and is incorporated by reference into this item.

Item 9.01.      Financial Statements and Exhibits.

          (a)        Financial Statements of Businesses Acquired.

                      Not applicable.

          (b)        Pro Forma Financial Information.

                      Not applicable.

          (c)        Exhibits.

          99.1 Press Release dated September 3, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: September 3, 2004	By:	/s/ James M. Stolze
Name:	James M. Stolze
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Stereotaxis, Inc. press release dated September 3, 2004